Acquisition of Aires (Tables)	12 Months Ended
Dec. 31, 2016
Business Combinations [Abstract]
Summary of Preliminary Estimated Fair Values of Net Tangible and Intangible Assets and Liabilities

The table below summarizes the estimated fair values of Aires’ net tangible and intangible assets and liabilities on the acquisition date (in thousands).

Cash and cash equivalents	$3,534
Prepaid expenses and other assets	86
In-process research and development	2,000
Total assets:	5,620
Accounts payable and accrued liabilities	1,069
Deferred tax liability	795
Total liabilities:	1,864
Net assets acquired	$3,756